SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                     Pursuant to Section 13 or 15(d) of
                    The Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported) November 11, 2001

                  LOEWS CINEPLEX ENTERTAINMENT CORPORATION
            Exact name of registrant as specified in its charter



DELAWARE                       File No. 1-14099           13-3386485
(State or other jurisdiction   (Commission File Number)   (IRS Employer
of incorporation)                                         Identification Number)


711 Fifth Avenue, 11th Floor, New York, New York         10022
(Address of principal executive offices)                 (zip code)


Registrant's telephone number, including area code:      (212) 833-6200

                               Not Applicable
       (former name or former address, if changed since last report)

Item 5.   Other Events.

On November 11, 2001, Loews Cineplex Entertainment Corporation (the "Company") and its wholly owned U.S. subsidiaries filed a Chapter 11 Plan and related Disclosure Statement with the United States Bankruptcy Court for the Southern District of New York. A copy of the Chapter 11 Plan and the Disclosure Statement is attached hereto as Exhibit 2.5 and incorporated herein by reference


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Financial Statements of Businesses Acquired: Not applicable.

     (b)  Pro Forma Financial Information: Not applicable

     (c)  Exhibits

           Exhibit Number            Description

                 2.5                 Chapter 11 Plan and Disclosure Statement

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     LOEWS CINEPLEX ENTERTAINMENT
                                          CORPORATION




Dated:  November 21, 2001            By: /s/ John C. McBride, Jr.
                                        -------------------------------
                                        John C. McBride, Jr.
                                        Senior Vice President and
                                          General Counsel

                  LOEWS CINEPLEX ENTERTAINMENT CORPORATION

                                  FORM 8-K

                               CURRENT REPORT

                               EXHIBIT INDEX




Exhibit No.                                Description

2.5                        Chapter 11 Plan and Disclosure Statement